UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07489

Oppenheimer International Growth Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30

Date of reporting period: 5/29/2015

Item 1. Reports to Stockholders.

Semiannual Report 5/31/2015

OppenheimerFunds®

The Right Way to Invest

Oppenheimer International Growth Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/29/15*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI AC World ex-U.S. Index
6-Month	7.02%	0.87%	3.16%
1-Year	-0.92	-6.61	-0.90
5-Year	12.31	10.99	8.09
10-Year	8.56	7.92	6.04

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*May 29, 2015, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through May 31, 2015.

2        OPPENHEIMER INTERNATIONAL GROWTH FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) generated a cumulative total return of 7.02% during the reporting period. On a relative basis, the Fund outperformed the MSCI AC World ex-U.S. Index (the “Index”), which returned 3.16%. The Fund outperformed the Index in seven out of ten sectors, led by stock selection in the information technology, materials, financials and telecommunication services sectors. The Fund underperformed in the consumer staples and industrials sectors due to less favorable stock selection.

MARKET OVERVIEW

In 2014, the U.S. Federal Reserve (the “Fed”) began reducing its monthly purchases of U.S. government Treasuries and mortgage-backed securities (“MBS”) in steady $10 billion increments, and completed the process at the end of October, thereby ending the quantitative easing (“QE”) program’s purchases. While economic growth in the U.S. remained largely on track in 2014, it slowed in other areas, including Europe, and parts of both Latin America and Asia. Interest rates in core Europe dropped significantly, and turned negative in many cases. The U.S. dollar rallied strongly against most currencies, including the euro, and Japanese yen. The U.S. dollar appreciated due to a positive economic outlook compared to weakening growth prospects elsewhere, in addition to anticipated higher rates in the U.S. Against this backdrop, U.S. equities outperformed international equities in 2014.

The market environment shifted in 2015. The dollar continued to strengthen, which acted as a drag on growth. Businesses, especially U.S. firms with revenues dependent on exporting goods and services, cited this as a headwind. European Central Bank (“ECB”) President Mario Draghi announced the purchase of €60 billion a month in sovereign bonds from Eurozone countries for at least 19 months, a form of QE that is projected to increase the ECB’s balance sheet by over €1 trillion. The announcement and implementation of these extraordinary monetary policies had a significant impact on financial markets. European markets rallied and the euro fell against the currencies of most major trading partners. Fed Chairwoman, Janet Yellen, reaffirmed plans to raise U.S. rates during 2015 despite any near-term weakness in first quarter Gross Domestic Product and employment growth. The Fed has made it clear, however, that it will remain flexible on the timing and extent of rate hikes for the remainder of 2015. European and emerging market equities have outperformed U.S. equities so far in 2015.

FUND REVIEW

Top performing holdings for the Fund this reporting period included Syngenta AG, Valeo SA and Infineon Technologies AG. Syngenta AG, a Swiss producer of crop chemicals and

3        OPPENHEIMER INTERNATIONAL GROWTH FUND

seeds, received an unsolicited takeover offer from Monsanto. Syngenta’s board rejected the bid, claiming the offer undervalued the growth prospects of the company and underestimated execution risks. Our exposure to France-based Valeo and Germany-based Infineon Technologies reflects our interest in the auto components supply industry. Since the global financial crisis, car manufacturers have concentrated more on their strengths: marketing and distribution. They have shifted more of the engineering expertise to their suppliers. As a result, there has been a marked change in the value added by suppliers. They own the intellectual property, and control more and more of the research and development. We expect higher returns on capital from suppliers in the future, particularly as the electronification of the car continues, and stricter emissions standards are introduced. Both of these companies performed well during the reporting period.

Top detractors for the Fund included Aryzta AG, Swatch Group AG and Boskalis Westminster NV. Aryzta is a Swiss manufacturer of baked goods. During the reporting period, the company announced weaker-than-expected results from its U.S. operations. A shift from lower margin customers to larger contracts had a negative impact on sales and margins, but we believe it has the potential to ultimately benefit the company. Aryzta also announced the acquisition of a 49% stake in Picard, a premium frozen food company in France. Picard moves Aryzta into the retail channel, which is unfamiliar territory. While there are some concerns about the strategic fit of this deal, the underlying growth story behind Aryzta’s core baked goods continues to be a good one, in our opinion. Switzerland-based Swatch Group is one of the largest watchmakers in the world. The company, along with other Swiss-based exporters, has suffered from the strengthening of the Swiss Franc. Boskalis Westminster, based in the Netherlands, is a dredging and marine company. The company’s offshore energy business, which includes transportation and subsea services, faces a challenging outlook given the significant fall in oil prices. However, Boskalis has a healthy order book in its dredging business and sees a good tender pipeline for capital dredging projects, expansion of ports, and land reclamation.

STRATEGY & OUTLOOK

Our philosophy remains unchanged. We take a bottom-up approach, seeking high quality companies that are exposed to, and able to monetize durable, secular growth trends. We are long-term investors with an average holding period in excess of five years.

Europe continues to remain a cause of great trepidation for investors. Even as European equities are off to one of the strongest starts to the year in almost a decade, they face one of the longest periods in history of underperformance in relation to the United States. We think this bodes well for the region in the future. European stocks look compelling to us for a few key reasons. First, there is still significant pessimism reflected in overall low valuations. Second, companies

4        OPPENHEIMER INTERNATIONAL GROWTH FUND

there have gained earnings momentum because of the significant decline in the euro. Finally, European companies hold dominant positions in fast growing regions of the world, and often have high, defensible returns on capital. We believe these are the right ingredients for finding long-term growth at compelling prices.

George R. Evans, CFA
Portfolio Manager

Robert B. Dunphy, CFA
Portfolio Manager

5        OPPENHEIMER INTERNATIONAL GROWTH FUND

Top Holdings and Allocations*

TOP TEN COMMON STOCK HOLDINGS
Continental AG	1.6%
Novo Nordisk AS, Cl. B	1.6
Valeo SA	1.6
Infineon Technologies AG	1.6
Syngenta AG	1.6
Dollarama, Inc.	1.6
Vodafone Group plc	1.5
Roche Holding AG	1.5
ICAP plc	1.5
Airbus Group NV	1.5

Portfolio holdings and allocations are subject to change. Percentages are as of May 29, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS
United Kingdom	26.7%
France	13.0
Switzerland	12.7
Germany	8.1
Netherlands	6.9
Japan	5.7
Spain	4.2
United States	3.5
Canada	3.3
Sweden	2.9

Portfolio holdings and allocation are subject to change. Percentages are as of May 29, 2015, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of May 29, 2015, and are based on the total market value of investments.

*May 29, 2015, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements.

6        OPPENHEIMER INTERNATIONAL GROWTH FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/29/15

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OIGAX)	3/25/96	7.02%	-0.92%	12.31%	8.56%
Class B (IGRWX)	3/25/96	6.64%	-1.65%	11.45%	8.06%
Class C (OIGCX)	3/25/96	6.64%	-1.66%	11.49%	7.76%
Class I (OIGIX)	3/29/12	7.25%	-0.48%	11.15% *	N/A
Class R (OIGNX)	3/1/01	6.91%	-1.15%	12.03%	8.27%
Class Y (OIGYX)	9/7/05	7.16%	-0.66%	12.73%	7.98% *

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/29/15

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OIGAX)	3/25/96	0.87%	-6.61%	10.99%	7.92%
Class B (IGRWX)	3/25/96	1.64%	-6.57%	11.19%	8.06%
Class C (OIGCX)	3/25/96	5.64%	-2.64%	11.49%	7.76%
Class I (OIGIX)	3/29/12	7.25%	-0.48%	11.15% *	N/A
Class R (OIGNX)	3/1/01	5.91%	-2.13%	12.03%	8.27%
Class Y (OIGYX)	9/7/05	7.16%	-0.66%	12.73%	7.98% *

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the MSCI AC World ex-U.S. Index. The MSCI AC World ex-U.S. Index is designed to measure the equity market performance of developed and emerging markets and excludes the U.S. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not

7        OPPENHEIMER INTERNATIONAL GROWTH FUND

predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8        OPPENHEIMER INTERNATIONAL GROWTH FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 29, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended May 29, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9        OPPENHEIMER INTERNATIONAL GROWTH FUND

Actual	Beginning Account Value December 1, 2014	Ending Account Value May 29, 2015	Expenses Paid During 6 Months Ended May 29, 2015

Class A	$ 1,000.00	$ 1,070.20	$ 5.84

Class B	1,000.00	1,066.40	9.67

Class C	1,000.00	1,066.40	9.67

Class I	1,000.00	1,072.50	3.58

Class R	1,000.00	1,069.10	7.12

Class Y	1,000.00	1,071.60	4.56

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,019.04	5.69

Class B	1,000.00	1,015.34	9.44

Class C	1,000.00	1,015.34	9.44

Class I	1,000.00	1,021.21	3.49

Class R	1,000.00	1,017.80	6.94

Class Y	1,000.00	1,020.27	4.44

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended May 29, 2015 are as follows:

Class	Expense Ratios

Class A	1.14%

Class B	1.89

Class C	1.89

Class I	0.70

Class R	1.39

Class Y	0.89

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10        OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS May 29, 2015* Unaudited

	Shares	Value

Common Stocks—97.4%

Consumer Discretionary—23.6%

Auto Components—3.2%
Continental AG	1,469,619	$339,415,151

Valeo SA	2,065,261	331,471,646

		670,886,797

Automobiles—1.4%
Bayerische Motoren
Werke AG	1,627,588	180,044,036

Hero MotoCorp Ltd.	2,623,051	110,476,118

		290,520,154

Diversified Consumer Services—0.7%
Dignity plc[1]	4,756,330	154,308,346

Hotels, Restaurants & Leisure—3.7%
Carnival Corp.	5,957,010	275,988,273

Domino’s Pizza Group plc[1]	16,433,847	200,072,599

William Hill plc	43,460,198	280,162,277

		756,223,149

Household Durables—1.0%
SEB SA	2,284,347	203,056,810

Internet & Catalog Retail—0.3%
Yoox SpA[1,2]	1,807,644	58,731,389

Media—4.2%
Grupo Televisa SAB, Sponsored ADR	5,810,320	219,920,612

ProSiebenSat.1 Media AG	4,810,132	230,031,692

SES SA	5,653,460	200,642,669

Sky plc	13,577,445	219,173,933

		869,768,906

Multiline Retail—2.5%
Dollarama, Inc.	5,918,757	327,825,653

Hudson’s Bay Co.[1]	9,153,300	187,467,474

		515,293,127

Specialty Retail—1.0%
Inditex SA	6,511,551	215,806,593

Textiles, Apparel & Luxury Goods—5.6%
Burberry Group plc	10,713,461	277,984,676

Cie Financiere Richemont SA	2,398,294	207,788,126

Hermes International	327,027	128,051,192

Kering	671,750	118,052,529

	Shares	Value

Textiles, Apparel & Luxury Goods (Continued)

LVMH Moet Hennessy
Louis Vuitton SE	1,053,010	$188,424,189

Prada SpA	13,878,300	76,161,237

Swatch Group AG (The)[2]	393,902	156,653,935

		1,153,115,884

Consumer Staples—10.5%

Beverages—2.6%
Diageo plc	4,027,760	111,952,244

Heineken NV	3,406,852	267,502,562

Pernod Ricard SA	1,316,092	162,777,245

		542,232,051

Food & Staples Retailing—1.6%
CP ALL PCL	172,378,600	234,080,495

Spar Group Ltd. (The)	6,718,496	103,007,799

		337,088,294

Food Products—4.6%
Aryzta AG2	4,249,773	269,810,932

Barry Callebaut AG2	149,798	168,922,091

Danone SA	2,182,975	149,979,783

Saputo, Inc.	5,928,778	161,282,213

Unilever plc	4,620,682	204,181,173

		954,176,192

Household Products—1.2%
Reckitt Benckiser Group plc	2,624,324	237,192,786

Tobacco—0.5%
Swedish Match AB	3,704,903	110,408,190

Energy—1.5%

Energy Equipment & Services—0.5%
Technip SA	1,522,122	100,540,337

Oil, Gas & Consumable Fuels—1.0%
Koninklijke Vopak NV	4,186,582	208,495,353

Financials—4.6%

Capital Markets—2.8%
ICAP plc[1]	35,654,567	301,527,814

Tullett Prebon plc	12,156,254	73,572,910

UBS Group AG2	9,288,913	199,849,928

		574,950,652

11        OPPENHEIMER INTERNATIONAL GROWTH FUND

	Shares	Value

Commercial Banks—0.8%
ICICI Bank Ltd.,
Sponsored ADR	15,751,320	$166,333,939

Insurance—1.0%
Prudential plc	8,850,112	220,508,343

Health Care—9.4%

Biotechnology—2.0%
CSL Ltd.	3,314,100	235,877,385

Grifols SA	4,399,757	175,510,166

		411,387,551

Health Care Equipment & Supplies—3.1%
DiaSorin SpA[1]	2,582,787	116,906,038

Essilor International SA	1,357,406	165,809,989

Sonova Holding AG	1,461,027	220,332,048

William Demant Holding AS2	1,620,004	133,444,582

		636,492,657

Health Care Providers & Services—0.4%
Sonic Healthcare Ltd.	5,698,906	87,030,775

Pharmaceuticals—3.9%
Galenica AG	164,775	165,206,761

Novo Nordisk AS, Cl. B	5,938,225	336,493,661

Oxagen Ltd.[2,3]	214,287	3,275

Roche Holding AG	1,045,938	307,954,351

		809,658,048

Industrials—21.3%

Aerospace & Defense—3.3%
Airbus Group NV2	4,395,073	299,460,004

Embraer SA	14,584,046	109,209,848

Rolls-Royce Holdings plc[2]	17,307,856	264,390,445

		673,060,297

Air Freight & Couriers—0.8%
Royal Mail plc	21,510,809	172,376,877

Commercial Services & Supplies—2.6%
Aggreko plc	7,507,803	184,625,120

Edenred	6,611,612	167,046,500

Prosegur Cia de Seguridad SA1	35,117,286	192,901,729

		544,573,349

	Shares	Value

Construction & Engineering—1.5%
Boskalis Westminster NV	3,273,657	$162,472,653

CIMIC Group Ltd.	6,231,098	114,940,886

Trevi Finanziaria
Industriale SpA[1]	15,868,642	39,579,336

		316,992,875

Electrical Equipment—3.6%
ABB Ltd.[2]	4,596,593	100,773,600

Legrand SA2	3,496,820	196,935,391

Nidec Corp.	3,261,670	237,209,065

Schneider Electric SE	2,620,250	198,738,537

		733,656,593

Machinery—3.1%
Aalberts Industries NV1	8,811,865	272,607,624

Atlas Copco AB, Cl. A	8,454,842	255,789,090

Atlas Copco AB, Cl. A2	8,454,842	5,899,995

Weir Group plc (The)	3,705,110	114,723,373

		649,020,082

Professional Services—2.8%
Experian plc	11,597,908	221,120,107

Intertek Group plc	5,683,390	217,372,593

SGS SA	71,441	137,487,944

		575,980,644

Trading Companies & Distributors—3.6%
Brenntag AG	3,439,212	207,665,625

Bunzl plc	9,961,590	288,778,667

Wolseley plc	3,960,431	244,743,178

		741,187,470

Information Technology—16.0%

Communications Equipment—1.5%
Nokia OYJ	11,981,181	87,569,633

Telefonaktiebolaget LM Ericsson, Cl. B	19,387,235	217,764,654

		305,334,287

Electronic Equipment, Instruments, & Components—2.8%
Hoya Corp.	5,902,510	216,948,956

Keyence Corp.	409,121	219,684,277

Spectris plc	4,264,756	152,508,764

		589,141,997

12        OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Internet Software & Services—2.4%
Telecity Group plc	7,350,880	$121,171,142

United Internet AG	3,595,514	168,016,273

Yahoo Japan Corp.	45,949,300	204,979,834

		494,167,249

IT Services—1.4%
Amadeus IT Holding SA, Cl. A	6,382,684	290,621,582

Semiconductors & Semiconductor Equipment—2.1%
ARM Holdings plc	6,259,940	110,769,516

Infineon Technologies AG	25,391,816	331,028,557

		441,798,073

Software—4.5%
AVEVA Group plc	3,016,724	89,718,039

Dassault Systemes[2]	2,968,096	232,043,201

Gemalto NV	2,421,027	212,102,056

SAP SE	2,882,279	213,430,520

Temenos Group AG1	4,878,182	178,113,472

		925,407,288

Technology Hardware, Storage & Peripherals—1.3%
Lenovo Group Ltd.	163,844,000	261,126,381

Materials—4.8%

Chemicals—3.9%
Essentra plc[1]	19,344,992	296,276,452

Sika AG	51,844	178,174,898

Syngenta AG	717,015	328,382,669

		802,834,019

Construction Materials—0.9%
James Hardie Industries plc	14,437,500	194,651,982

Telecommunication Services—5.7%

Diversified Telecommunication Services—4.2%
BT Group plc	38,582,393	263,775,821

Iliad SA	637,690	144,569,623

Inmarsat plc	10,908,887	165,770,936

Nippon Telegraph & Telephone Corp.	4,289,500	298,071,435

		872,187,815

	Shares	Value

Wireless Telecommunication Services—1.5%
Vodafone Group plc	78,891,100	$308,496,049

Total Common Stocks (Cost $16,105,076,598)		20,176,821,232

Preferred Stock—0.0%
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv. (Cost $843,860)	172,139,289	2,264,060

	Units

Rights, Warrants and Certificates—0.0%

Ceres, Inc., Series F Wts., Strike Price $19.50, Exp. 9/6/15[2,3]	126,666	—

MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/10/17[2]	1,118,385	60,728

Total Rights, Warrants and Certificates (Cost $264,716)		60,728

	Shares

Investment Company—2.2%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.14%[1,4] (Cost $453,503,515)	453,503,515	453,503,515

Total Investments, at Value (Cost $16,559,688,689)	99.6%	20,632,649,535

Net Other Assets (Liabilities)	0.4	76,325,679

Net Assets	100.0%	$20,708,975,214

13        OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS May 29, 2015 / Unaudited

Footnotes to Statement of Investments

* May 29, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended May 29, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares November 28, 2014 [a]	Gross Additions	Gross Reductions	Shares May 29, 2015

Aalberts Industries NV	8,282,724	529,141	—	8,811,865
DiaSorin SpA[b]	3,272,661	—	689,874	2,582,787
Dignity plc	4,534,461	221,869	—	4,756,330
Domino’s Pizza Group plc	16,433,847	—	—	16,433,847
Essentra plc	18,215,196	1,129,796[c]	—	19,344,992
Hudson’s Bay Co.	6,929,700	2,223,600	—	9,153,300
ICAP plc	33,506,054	2,148,513[c]	—	35,654,567
Oppenheimer Institutional Money Market
Fund, Cl. E	413,638,127	1,875,455,515	1,835,590,127	453,503,515
Prosegur Cia de Seguridad SA	33,462,250	1,655,036	—	35,117,286
Temenos Group AG	3,515,715	1,362,467	—	4,878,182
Trevi Finanziaria Industriale SpA	20,097,065	—	4,228,423	15,868,642
Yoox SpA[b]	5,154,268	—	3,346,624	1,807,644

		Value	Income	Realized Gain (Loss)

Aalberts Industries NV		$272,607,624	$3,671,130	$—
DiaSorin SpA		— [d]	1,536,551	620,739
Dignity plc		154,308,346	946,205	—
Domino’s Pizza Group plc		200,072,599	2,425,923	—
Essentra plc		296,276,452	3,572,570	—
Hudson’s Bay Co.		187,467,474	575,175	—
ICAP plc		301,527,814	3,499,845 [e]	—
Oppenheimer Institutional Money Market Fund, Cl. E		453,503,515	222,805	—
Prosegur Cia de Seguridad SA		192,901,729	1,680,686	—
Temenos Group AG		178,113,473	2,089,940	—
Trevi Finanziaria Industriale SpA		39,579,336	—	(24,554,229)
Yoox SpA		— [d]	—	5,636,617

Total		$2,276,358,362	$20,220,830	$(18,296,873)

 a. November 28, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

 b. No longer an affiliate as of May 29, 2015.

 c. All or a portion are the result of a corporate action.

 d. The security is no longer an affiliate; therefore, the value has been excluded from this table.

 e. All or a portion of the transitions were the restult of non-cash dividends.

2. Non-income producing security.

14        OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Restricted security. The aggregate value of restricted securities as of May 29, 2015 was $3,275, which represents less than 0.005% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation

Ceres, Inc., Series F Wts., Strike Price $19.50, Exp. 9/6/15	9/5/07	$—	$—	$—
Oxagen Ltd.	12/20/00	2,210,700	3,275	2,207,425

		$2,210,700	$3,275	$2,207,425

4. Rate shown is the 7-day yield as of May 29, 2015.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United Kingdom	$5,497,254,180	26.7%
France	2,688,139,642	13.0
Switzerland	2,619,450,754	12.7
Germany	1,669,631,854	8.1
Netherlands	1,422,640,252	6.9
Japan	1,176,893,566	5.7
Spain	874,840,070	4.2
United States	729,552,516	3.5
Canada	676,575,340	3.3
Sweden	589,861,929	2.9
Denmark	469,938,243	2.3
Australia	437,849,045	2.1
Italy	291,378,000	1.4
India	279,074,117	1.4
China	261,126,382	1.3
Thailand	234,080,495	1.1
Mexico	219,920,612	1.1
Ireland	194,651,983	0.9
Brazil	109,209,848	0.5
South Africa	103,007,799	0.5
Finland	87,569,633	0.4
Hong Kong	3,275	0.0

Total	$20,632,649,535	100.0%

See accompanying Notes to Financial Statements.

15        OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES May 29, 20151 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $14,868,306,026)	$18,356,291,173
Affiliated companies (cost $1,691,382,663)	2,276,358,362

20,632,649,535

Cash	15,224,610

Receivables and other assets:
Dividends	76,708,207
Investments sold	42,327,145
Shares of beneficial interest sold	34,312,879
Other	869,441

Total assets	20,802,091,817

Liabilities
Bank overdraft-foreign	51,255

Payables and other liabilities:
Investments purchased	57,435,211
Shares of beneficial interest redeemed	27,023,726
Foreign capital gains tax	6,112,379
Distribution and service plan fees	1,249,280
Trustees’ compensation	552,980
Other	691,772

Total liabilities	93,116,603

Net Assets	$20,708,975,214

Composition of Net Assets
Paid-in capital	$16,672,027,487

Accumulated net investment income	153,150,947

Accumulated net realized loss on investments and foreign currency transactions	(181,208,614)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	4,065,005,394

Net Assets	$20,708,975,214

1. May 29, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

16        OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $4,878,154,001 and 126,107,811 shares of beneficial interest outstanding)	$38.68
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$41.04

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $19,934,495 and 539,416 shares of beneficial interest outstanding)	$36.96

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $554,921,143 and 15,121,407 shares of beneficial interest outstanding)	$36.70

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $4,218,172,321 and 109,429,709 shares of beneficial interest outstanding)	$38.55

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $409,879,749 and 10,784,917 shares of beneficial interest outstanding)	$38.00

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,627,913,505 and 276,009,339 shares of beneficial interest outstanding)	$38.51

See accompanying Notes to Financial Statements.

17        OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF OPERATIONS For the Six Months Ended May 29, 20151 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $21,862,117)	$231,355,217
Affiliated companies (net of foreign withholding taxes of $1,440,677)	20,220,830

Portfolio lending fees	1,336,409

Interest	186

Total investment income	252,912,642

Expenses
Management fees	63,344,264

Distribution and service plan fees:
Class A	5,856,507
Class B	102,776
Class C	2,548,043
Class R	947,232

Transfer and shareholder servicing agent fees:
Class A	5,182,878
Class B	22,693
Class C	560,927
Class I	601,077
Class R	417,649
Class Y	10,807,120

Shareholder communications:
Class A	20,741
Class B	639
Class C	1,870
Class I	3,057
Class R	702
Class Y	22,221

Custodian fees and expenses	880,935

Trustees’ compensation	152,692

Other	434,503

Total expenses	91,908,526
Less reduction to custodian expenses	(4,142)
Less waivers and reimbursements of expenses	(199,730)

Net expenses	91,704,654

Net Investment Income	161,207,988

1. May 29, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

18        OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (net of foreign capital gains tax of $1,063)	$(9,801,295)
Affiliated companies	(18,296,873)
Foreign currency transactions	(797,426)

Net realized loss	(28,895,594)

Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $5,840,218)	1,969,301,488
Translation of assets and liabilities denominated in foreign currencies	(728,252,336)

Net change in unrealized appreciation/depreciation	1,241,049,152

Net Increase in Net Assets Resulting from Operations	$1,373,361,546

See accompanying Notes to Financial Statements.

19        OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended May 29, 2015[1] (Unaudited)	Year Ended November 28, 2014[1]

Operations
Net investment income	$161,207,988	$198,868,908

Net realized gain (loss)	(28,895,594)	11,154,618

Net change in unrealized appreciation/depreciation	1,241,049,152	(682,462,279)

Net increase (decrease) in net assets resulting from operations	1,373,361,546	(472,438,753)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(38,397,404)	(29,041,523)
Class B	—	—
Class C	(1,025,238)	(1,063,895)
Class I	(49,175,131)	(23,738,945)
Class R2	(2,483,145)	(1,548,448)
Class Y	(108,362,701)	(63,514,365)

	(199,443,619)	(118,907,176)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(130,812,633)	996,017,308
Class B	(4,377,477)	(7,643,153)
Class C	24,645,441	147,973,437
Class I	210,239,241	2,005,118,031
Class R2	16,999,775	108,745,192
Class Y	1,263,218,826	2,358,107,607

	1,379,913,173	5,608,318,422

Net Assets
Total increase	2,553,831,100	5,016,972,493

Beginning of period	18,155,144,114	13,138,171,621

End of period (including accumulated net investment income of $153,150,947 and $191,386,578, respectively)	$20,708,975,214	$18,155,144,114

1. May 29, 2015 and November 28, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

20        OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended May 29, 2015[1] (Unaudited)	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$36.45	$37.45	$30.43	$26.43	$25.75	$24.27

Income (loss) from investment operations:
Net investment income[2]	0.26	0.38	0.36	0.35	0.23	0.18
Net realized and unrealized gain (loss)	2.27	(1.11)	7.02	3.85	0.59	1.45

Total from investment operations	2.53	(0.73)	7.38	4.20	0.82	1.63

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)	(0.27)	(0.36)	(0.20)	(0.14)	(0.15)

Net asset value, end of period	$38.68	$36.45	$37.45	$30.43	$26.43	$25.75

Total Return, at Net Asset Value[3]	7.02%	(1.95)%	24.52%	16.06%	3.16%	6.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,878,154	$4,726,302	$3,903,102	$2,388,159	$1,663,354	$1,554,785

Average net assets (in thousands)	$4,723,084	$4,897,214	$3,048,384	$1,762,405	$1,730,811	$1,474,415

Ratios to average net assets:[4]
Net investment income	1.43%	1.02%	1.05%	1.25%	0.83%	0.73%
Total expenses[5]	1.14%	1.14%	1.21%	1.45%	1.36%	1.39%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.14%	1.14%	1.20%	1.28%	1.32%	1.34%

Portfolio turnover rate	7%	12%	12%	15%	19%	23%

21        OPPENHEIMER INTERNATIONAL GROWTH FUND

1. May 29, 2015, November 28, 2014 and November 29, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended May 29, 2015	1.14%
Year Ended November 28, 2014	1.14%
Year Ended November 29, 2013	1.21%
Year Ended November 30, 2012	1.45%
Year Ended November 30, 2011	1.36%
Year Ended November 30, 2010	1.39%

See accompanying Notes to Financial Statements.

22        OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended May 29, 2015[1] (Unaudited)	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$34.66	$35.62	$28.89	$25.09	$24.51	$23.14

Income (loss) from investment operations:
Net investment income (loss)[2]	0.11	0.08	0.10	0.14	0.01	(0.02)
Net realized and unrealized gain (loss)	2.19	(1.04)	6.69	3.66	0.57	1.39

Total from investment operations	2.30	(0.96)	6.79	3.80	0.58	1.37

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.06)	0.00	0.00	0.00

Net asset value, end of period	$36.96	$34.66	$35.62	$28.89	$25.09	$24.51

Total Return, at Net Asset Value[3]	6.64%	(2.70)%	23.56%	15.15%	2.37%	5.92%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,934	$23,058	$31,300	$32,852	$39,319	$55,020

Average net assets (in thousands)	$20,650	$27,680	$31,491	$35,472	$51,183	$67,453

Ratios to average net assets:[4]
Net investment income (loss)	0.60%	0.22%	0.30%	0.53%	0.04%	(0.07)%
Total expenses[5]	1.89%	1.90%	2.04%	2.30%	2.35%	2.41%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.89%	1.90%	1.98%	2.07%	2.13%	2.13%

Portfolio turnover rate	7%	12%	12%	15%	19%	23%

1. May 29, 2015, November 28, 2014 and November 29, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended May 29, 2015	1.89%
Year Ended November 28, 2014	1.90%
Year Ended November 29, 2013	2.04%
Year Ended November 30, 2012	2.30%
Year Ended November 30, 2011	2.35%
Year Ended November 30, 2010	2.41%

See accompanying Notes to Financial Statements.

23        OPPENHEIMER INTERNATIONAL GROWTH FUND

Class C	Six Months Ended May 29, 2015[1] (Unaudited)	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$34.49	$35.54	$28.87	$25.07	$24.47	$23.10

Income (loss) from investment operations:
Net investment income (loss)[2]	0.13	0.09	0.09	0.14	0.03	(0.01)
Net realized and unrealized gain (loss)	2.15	(1.04)	6.71	3.66	0.57	1.38

Total from investment operations	2.28	(0.95)	6.80	3.80	0.60	1.37

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.10)	(0.13)	0.00	0.00	0.00[3]

Net asset value, end of period	$36.70	$34.49	$35.54	$28.87	$25.07	$24.47

Total Return, at Net Asset Value[4]	6.64%	(2.68)%	23.64%	15.16%	2.45%	5.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$554,921	$498,041	$368,340	$206,019	$189,147	$196,001

Average net assets (in thousands)	$511,597	$471,895	$267,686	$194,518	$210,320	$198,031

Ratios to average net assets:[5]
Net investment income (loss)	0.73%	0.25%	0.29%	0.53%	0.12%	(0.04)%
Total expenses[6]	1.89%	1.89%	1.93%	2.05%	2.04%	2.10%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.89%	1.89%	1.93%	2.05%	2.04%	2.09%

Portfolio turnover rate	7%	12%	12%	15%	19%	23%

1. May 29, 2015, November 28, 2014 and November 29, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended May 29, 2015	1.89%
Year Ended November 28, 2014	1.89%
Year Ended November 29, 2013	1.93%
Year Ended November 30, 2012	2.05%
Year Ended November 30, 2011	2.04%
Year Ended November 30, 2010	2.10%

See accompanying Notes to Financial Statements.

24        OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended May 29, 2015[1] (Unaudited)	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Period Ended November 30, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$36.43	$37.41	$30.37	$28.71

Income (loss) from investment operations:
Net investment income[3]	0.35	0.55	0.44	0.21
Net realized and unrealized gain (loss)	2.24	(1.11)	7.08	1.45

Total from investment operations	2.59	(0.56)	7.52	1.66

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.47)	(0.42)	(0.48)	0.00

Net asset value, end of period	$38.55	$36.43	$37.41	$30.37

Total Return, at Net Asset Value[4]	7.25%	(1.51)%	25.14%	5.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,218,172	$3,763,546	$1,870,890	$108,917

Average net assets (in thousands)	$4,019,435	$3,030,734	$961,530	$61,111

Ratios to average net assets:[5]
Net investment income	1.89%	1.47%	1.28%	1.10%
Total expenses[6]	0.70%	0.70%	0.72%	0.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.70%	0.70%	0.72%	0.74%

Portfolio turnover rate	7%	12%	12%	15%

1. May 29, 2015, November 28, 2014 and November 29, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from March 29, 2012 (inception of offering) to November 30, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended May 29, 2015	0.70%
Year Ended November 28, 2014	0.70%
Year Ended November 29, 2013	0.72%
Period Ended November 30, 2012	0.74%

See accompanying Notes to Financial Statements.

25        OPPENHEIMER INTERNATIONAL GROWTH FUND

Class R	Six Months Ended May 29, 2015[1] (Unaudited)	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$35.80	$36.81	$29.89	$25.98	$25.33	$23.89

Income (loss) from investment operations:
Net investment income[2]	0.22	0.28	0.26	0.27	0.17	0.12
Net realized and unrealized gain (loss)	2.22	(1.09)	6.92	3.78	0.57	1.43

Total from investment operations	2.44	(0.81)	7.18	4.05	0.74	1.55

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.20)	(0.26)	(0.14)	(0.09)	(0.11)

Net asset value, end of period	$38.00	$35.80	$36.81	$29.89	$25.98	$25.33

Total Return, at Net Asset Value[3]	6.91%	(2.19)%	24.23%	15.73%	2.90%	6.53%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$409,880	$369,630	$272,619	$158,362	$113,905	$100,249

Average net assets (in thousands)	$380,826	$341,419	$213,038	$137,418	$115,153	$92,184

Ratios to average net assets:[4]
Net investment income	1.23%	0.74%	0.79%	0.97%	0.60%	0.48%
Total expenses[5]	1.39%	1.39%	1.45%	1.70%	1.65%	1.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.39%	1.39%	1.44%	1.57%	1.56%	1.58%

Portfolio turnover rate	7%	12%	12%	15%	19%	23%

1. May 29, 2015, November 28, 2014 and November 29, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended May 29, 2015	1.39%
Year Ended November 28, 2014	1.39%
Year Ended November 29, 2013	1.45%
Year Ended November 30, 2012	1.70%
Year Ended November 30, 2011	1.65%
Year Ended November 30, 2010	1.73%

See accompanying Notes to Financial Statements.

26        OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended May 29, 2015[1] (Unaudited)	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$36.36	$37.35	$30.34	$26.38	$25.71	$24.20

Income (loss) from investment operations:
Net investment income[2]	0.32	0.46	0.46	0.48	0.36	0.30
Net realized and unrealized gain (loss)	2.24	(1.10)	6.99	3.80	0.58	1.46

Total from investment operations	2.56	(0.64)	7.45	4.28	0.94	1.76

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.41)	(0.35)	(0.44)	(0.32)	(0.27)	(0.25)

Net asset value, end of period	$38.51	$36.36	$37.35	$30.34	$26.38	$25.71

Total Return, at Net Asset Value[3]	7.16%	(1.71)%	24.91%	16.54%	3.63%	7.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,627,914	$8,774,567	$6,691,921	$4,381,526	$2,996,792	$2,436,200

Average net assets (in thousands)	$9,861,225	$8,185,239	$5,487,802	$3,865,270	$2,934,647	$2,042,580

Ratios to average net assets:[4]
Net investment income	1.73%	1.23%	1.38%	1.72%	1.30%	1.22%
Total expenses[5]	0.89%	0.89%	0.90%	0.87%	0.91%	0.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.89%	0.89%	0.90%	0.87%	0.87%	0.81%

Portfolio turnover rate	7%	12%	12%	15%	19%	23%

27        OPPENHEIMER INTERNATIONAL GROWTH FUND

1. May 29, 2015, November 28, 2014 and November 29, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended May 29, 2015	0.89%
Year Ended November 28, 2014	0.89%
Year Ended November 29, 2013	0.90%
Year Ended November 30, 2012	0.87%
Year Ended November 30, 2011	0.91%
Year Ended November 30, 2010	0.81%

See accompanying Notes to Financial Statements.

28        OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS May 29, 2015 Unaudited

1. Organization

Oppenheimer International Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

29        OPPENHEIMER INTERNATIONAL GROWTH FUND

2. Significant Accounting Policies (Continued)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

30        OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended November 28, 2014, the Fund utilized $25,046,558 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October losses of $12,109,758. Details of the fiscal year ended November 28, 2014 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2015	$273,520
2016	496,645
2017	101,920,238

Total	$102,690,403

Of these losses, $770,165 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $385,083 per year.

31        OPPENHEIMER INTERNATIONAL GROWTH FUND

2. Significant Accounting Policies (Continued)

As of May 29, 2015, it is estimated that the capital loss carryforwards would be $102,690,403 expiring by 2017 and $28,895,594, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended May 29, 2015, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 29, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$16,600,858,192

Gross unrealized appreciation	$5,636,556,795
Gross unrealized depreciation	(1,604,765,452)

Net unrealized appreciation	$4,031,791,343

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review,

32        OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

33        OPPENHEIMER INTERNATIONAL GROWTH FUND

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These

34        OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 29, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$1,011,202,012	$3,876,509,143	$—	$4,887,711,155
Consumer Staples	161,282,213	2,019,815,300	—	2,181,097,513
Energy	—	309,035,690	—	309,035,690
Financials	166,333,939	795,458,995	—	961,792,934
Health Care	—	1,944,565,756	3,275	1,944,569,031
Industrials	—	4,406,848,187	—	4,406,848,187
Information Technology	—	3,307,596,857	—	3,307,596,857
Materials	—	997,486,001	—	997,486,001
Telecommunication Services	—	1,180,683,864	—	1,180,683,864
Preferred Stock	2,264,060	—	—	2,264,060
Rights, Warrants and Certificates	—	60,728	—	60,728
Investment Company	453,503,515	—	—	453,503,515

Total Assets	$1,794,585,739	$18,838,060,521	$3,275	$20,632,649,535

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund

35        OPPENHEIMER INTERNATIONAL GROWTH FUND

4. Investments and Risks (Continued)

under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Restricted Securities. As of May 29, 2015, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended May 29, 2015[1]		Year Ended November 28, 2014[1]
	Shares	Amount	Shares	Amount

Class A
Sold	21,328,014	$783,487,752	76,004,981	$2,864,128,062
Dividends and/or distributions reinvested	981,139	34,202,497	720,768	26,567,499
Redeemed	(25,851,457)	(948,502,882)	(51,290,807)	(1,894,678,253)

Net increase (decrease)	(3,542,304)	$(130,812,633)	25,434,942	$996,017,308

36        OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Shares of Beneficial Interest (Continued)

	Six Months Ended May 29, 2015[1]		Year Ended November 28, 2014[1]
	Shares	Amount	Shares	Amount

Class B
Sold	38,055	$1,347,352	112,990	$4,101,883
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(163,849)	(5,724,829)	(326,532)	(11,745,036)

Net decrease	(125,794)	$(4,377,477)	(213,542)	$(7,643,153)

Class C
Sold	2,512,713	$88,321,571	6,536,084	$234,675,071
Dividends and/or distributions reinvested	24,795	822,692	24,999	877,950
Redeemed	(1,854,538)	(64,498,822)	(2,486,377)	(87,579,584)

Net increase	682,970	$24,645,441	4,074,706	$147,973,437

Class I
Sold	21,494,929	$775,391,186	67,253,433	$2,521,562,439
Dividends and/or distributions reinvested	1,379,084	47,812,861	638,347	23,408,173
Redeemed	(16,758,363)	(612,964,806)	(14,593,732)	(539,852,581)

Net increase	6,115,650	$210,239,241	53,298,048	$2,005,118,031

Class R2
Sold	1,780,674	$64,300,343	4,873,181	$180,797,348
Dividends and/or distributions reinvested	67,221	2,305,008	39,246	1,424,244
Redeemed	(1,386,444)	(49,605,576)	(1,995,248)	(73,476,400)

Net increase	461,451	$16,999,775	2,917,179	$108,745,192

Class Y
Sold	80,385,315	$2,924,223,078	127,203,620	$4,775,941,720
Dividends and/or distributions reinvested	2,316,526	80,290,792	1,461,059	53,577,048
Redeemed	(48,017,521)	(1,741,295,044)	(66,531,495)	(2,471,411,161)

Net increase	34,684,320	$1,263,218,826	62,133,184	$2,358,107,607

1. May 29, 2015 and November 28, 2014 represent the last business days of the Fund’s respective reporting period. See Note 2.

2. Effective July 1, 2014 Class N shares were renamed Class R.

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended May 29, 2015 were as follows:

	Purchases	Sales

Investment securities	$2,654,835,227	$1,354,307,293

37        OPPENHEIMER INTERNATIONAL GROWTH FUND

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $250 million	0.80%
Next $250 million	0.77
Next $500 million	0.75
Next $1 billion	0.69
Next $3 billion	0.67
Next $5 billion	0.65
Over $10 billion	0.63
Over $20 billion	0.61

The Fund’s effective management fee for the six months ended May 29, 2015 was 0.65% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.During the six months ended May 29, 2015, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

38        OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Fees and Other Transactions with Affiliates (Continued)

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	19,938
Accumulated Liability as of May 29, 2015	158,006

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

39        OPPENHEIMER INTERNATIONAL GROWTH FUND

7. Fees and Other Transactions with Affiliates (Continued)

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

May 29, 2015	$309,337	$72,390	$14,486	$64,487	$765

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended May 29, 2015, the Manager waived fees and/or reimbursed the Fund $199,730 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

8. Borrowings and Other Financing

Securities Lending. The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees, or interest on cash or securities received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount of at least 102% of the market value of the loaned U.S. securities, and at least 105% of the market value of loaned foreign securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the change in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of May 29, 2015, the Fund had no securities on loan.

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims

40        OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Pending Litigation (Continued)

under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

41        OPPENHEIMER INTERNATIONAL GROWTH FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

42        OPPENHEIMER INTERNATIONAL GROWTH FUND

OPPENHEIMER INTERNATIONAL GROWTH FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
William F. Glavin, Jr., Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
George R. Evans, Vice President
Robert Dunphy, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved.

43        OPPENHEIMER INTERNATIONAL GROWTH FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

44        OPPENHEIMER INTERNATIONAL GROWTH FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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46        OPPENHEIMER INTERNATIONAL GROWTH FUND

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47        OPPENHEIMER INTERNATIONAL GROWTH FUND

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/29/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Growth Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	7/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	7/9/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	7/9/2015